UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2002

                         PROVIDIAN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



        Delaware                    1-12897                      94-2933952
 ----------------------     ------------------------     ---------------------
(State of incorporation)    (Commission File Number)           (IRS Employer
                                                            Identification No.)

        201 Mission Street
    San Francisco, California                                        94105
 -----------------------------------                            -------------
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (415) 543-0404

                                       N/A
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     On December 19, 2002, Providian Financial Corporation issued a press release announcing that Providian National Bank completed the sale of $750 million of three-year Series 2002-B floating rate class A asset backed certificates issued by the Providian Gateway Master Trust and obtained commitments for $1.15 billion of additional funding under Series 2002-A of the Providian Gateway Master Trust.

Item 7.  Exhibits.

     Exhibit 99.1 Press Release dated December 19, 2002


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        PROVIDIAN FINANCIAL CORPORATION
                                  (Registrant)


Date:  December 19, 2002                  By: /s/ Anthony F. Vuoto
                                              -------------------------
                                              Anthony F. Vuoto
                                              Vice Chairman and
                                              Chief Financial Officer




                                 EXHIBIT INDEX

Exhibit No.             Description
----------              -----------

Exhibit 99.1            Press Release dated December 19, 2002